UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 2, 2010

Houston Wire & Cable Company

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10201 North Loop East, Houston TX		77029
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(713) 609-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 2, 2010 at approximately 9:00 a.m. (ET), Houston Wire & Cable Company (the “Company”), hosted a conference call to discuss the acquisition of Southwest Wire Rope LP and Southern Wire, LLC. The audio webcast of the presentation was available live and a replay of the call will be available until June 9, 2010. The presentation can be accessed from the “Investor Relations” section of the Corporation’s website at www.houwire.com. Attached as Exhibit 99.1 are the slides that the Company presented during the call.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	Financial Statements and Exhibitis.

(c) Exhibits

Exhibit 99.1 Acquisition Discussion Presentation as of June 2, 1010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: June 2, 2010	By:	/s/ Nicol G. Graham
Name: Nicol G. Graham
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Acquisition Discussion Presentation as of June 2, 1010.